TEAM, INC.
2006 Stock Incentive Plan

The following Team, Inc. 2006 Stock Incentive Plan (the “Plan”) has been adopted by the Board of Directors of Team, Inc. (the “Company”) effective on August 1, 2006, subject to approval by the stockholders of the Company no later than twelve months following the adoption by the Board of Directors.

I.  INTRODUCTORY PROVISIONS; DEFINITIONS

1.
History and Purpose. The Plan is an amendment and complete restatement of the Company’s 1998 Incentive Stock Option Plan, and will consolidate the Company’s 2004 Stock Option and Award Plan in a single restated plan. After approval of the plan by the stockholders, no further equity awards will be made under the 2004 Plan, and the shares authorized under the 2004 Plan are consolidated and incorporated into the Plan. The Plan is intended to advance the interests of the Company, its shareholders, and its subsidiaries by encouraging and enabling selected key employees of the Company, directors, consultants and advisors upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and/or increase and retain a proprietary interest in the Company by ownership of its stock.

2.	Definitions.

“Act” means the Securities Exchange Act of 1934, as amended.
“Affiliates” means, except to the extent otherwise not permitted under Section 424(f) of the Code, any one or more corporations which are members of a “parent-subsidiary controlled group” as such term is defined in Section 1563(a)(1) of the Code, except that “at least 50 percent” shall be substituted for “at least 80 percent” each place it appears in Section 1563(a)(1) of the Code.

“Award” means any form of award authorized and granted under the Plan, whether singly or in combination pursuant to such terms, conditions, restrictions and/or limitations (if any) as the Board may establish. Awards granted under the Plan may include:

(i) Options;

(ii) Restricted Stock;

(iii) Stock Appreciation Rights; and

(iv) Stock Units and Performance Awards.

“Board” means the Board of Directors of the Company.

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“Change of Control” means (i) a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation other than a transaction undertaken in order to reincorporate in another state (for purposes thereof, the Company shall not be deemed the surviving corporation in any such transaction if, as the result thereof, it becomes a wholly-owned subsidiary of another corporation); (ii) any sale of all or substantially all of the assets of the Company; (iii) the complete liquidation of the Company; or (iv) the acquisition of “beneficial ownership” (as defined in Rule 13d-3 under the Act) of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities by any “person,” as such term is used in Sections 13(d) and 14(d) of the Act, other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any entity owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company; provided, however, that in no event shall a Change of Control include any transaction following which the former shareholders of the Company continue to represent more than 50% of the combined voting power of the Company’s then outstanding securities, in substantially the same proportions as prior to the transaction.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee, or such other committee as designated by the Board of Directors, vested with authority for administration of the Plan by the Board.

“Common Stock” or “Stock” means the Company’s $0.30 par value common stock.

“Date of Grant” means the date on which an Award is granted under the Plan.

“Exercise Price” means a price per share of Common Stock that is equal to one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the last date preceding the Date of Grant on which sales of the Common Stock occurred on the American Stock Exchange or other primary market or exchange on which the Common Stock traded.

“Fair Market Value” of Common Stock as of a given date shall mean the closing sales price of the Common Stock on the applicable exchange or market on the trading day immediately preceding the date as of which Fair Market Value is to be determined or, in the absence of any reported sales of Common Stock on such date, on the first preceding date on which any such sale shall have been reported; provided, however, that if the Common Stock does not trade on the relevant date, such price shall be determined based upon the closing price of the Common Stock on the next preceding date on which trades occurred; and provided further, however, that should the primary market or exchange on which the Common Stock is traded adopt a continuous twenty-four hour trading policy, “Fair Market Value” for purposes of this Plan shall mean the price of the Common Stock on the last trade prior to 4:30 p.m., New York time.

“Incentive Stock Option” means an Option intended to qualify, and which qualifies as, an “incentive stock option” under Section 422 of the Code.

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“Non-qualified Stock Option” means an Option not intended to be (as set forth in the Option Agreement), or which does not qualify as, an Incentive Stock Option.

“Option” means an option granted under the Plan.

“Optionee” means a person to whom an Option, which has not expired, has been granted under the Plan.

“Participant” means an employee, director, consultant or advisor to the Company, who is granted an Award under the Plan.

“Performance Award” means the right of a Participant to receive Stock or cash upon satisfaction of performance conditions as described in Part V.

"Permitted Transferees" means members of the immediate family of the Participant, trusts for the benefit of such immediate family members, and partnerships in which substantially all of the interests are held by the Participant and members of his or her immediate family. An immediate family member shall mean any descendant (children, grandchildren and more remote descendants), including step-children and relationships arising from legal adoption, and any spouse of a Participant or a Participant's descendant.

“Restricted Period” has the meaning ascribed to it in Part IV.

“Restricted Stock” has the meaning ascribed to it in Part IV.

“Stock Appreciation Right” means the right of a Participant to receive Stock or cash upon exercise of the Award as described in Part III.

“Stock Unit” means a right to deferred delivery of Stock or cash under an Award described in Part V.

“Successor” means the legal representative of the estate of a deceased Optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death of any Optionee.

“Term of Plan” means that period which commences August 1, 2006, and terminates on July 31, 2016, or such earlier date as the Board hereafter determines.

“Termination of Employment” or “Termination of Service” means the cessation of an employee’s relationship as an employee of the Company or Affiliate (for federal tax purposes), or termination of a director’s, consultant’s, or advisor’s service as such for the Company or Affiliate.

3.
Administration of Plan. The Plan shall be administered by a Committee of two or more members. The Committee shall report all action taken by it to the Board. Except when the Board determines otherwise, the Committee shall consist of the members of the Compensation Committee of the Board of Directors. All members of the Committee shall qualify as both “non-employee directors,” as defined in Rule 16b-3(b)(3) promulgated under the Act and “outside directors” within the meaning of Section 162(m) of the Code. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the key employees to whom and the time or times at which Awards shall be granted and the number of shares of Common Stock covered by each Award; to construe and interpret the Plan; to determine and interpret the terms and provisions of the respective Award agreements, which need not be identical as between Participants, including, but without limitation, terms covering the payment of the Option price; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

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4.
Common Stock Subject to the Plan. The aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall not exceed 2,350,000, subject to adjustment under the provisions of Part VI. The shares of Common Stock to be issued under the Plan may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any Award shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Award but not issued shall again be available for award under the Plan. The maximum number of shares for which Options and Stock Appreciation Rights may be awarded during any fiscal year of the Company to any employee shall be 250,000 (the “Maximum Annual Award”).

5.
Award Agreements. Any Award granted under this Plan shall be evidenced by an agreement (“Award Agreement”) which shall be approved in form and substance by the Committee. Such Award Agreements may, in the discretion of the Committee, contain (i) forfeiture provisions applicable if a Participant’s employment or service terminates for Cause; and/or (ii) non-compete covenants applicable to a Participant who accepts such Award. Each Award Agreement shall be executed by an officer of the Company and the Participant.

II.  STOCK OPTIONS

All Options and Option Agreements granted under the provisions of this Plan shall be subject to the following limitations and conditions:

1.	Option Price. The Option price per share with respect to each Option shall be the Exercise Price.

2.	Period of Option. The expiration date of each Option shall be fixed by the Committee at the Date of Grant, but in no event shall the expiration date be later than ten years from the Date of Grant.

3.
Holding Period. No Common Stock issued pursuant to exercise of an Option granted pursuant to this Plan may, unless the Committee determines otherwise, be sold, transferred, assigned or otherwise disposed of within six months following the Date of Grant of the Option.

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4.
Shareholder Rights. Neither an Optionee nor his Successor shall have any of the rights of a shareholder of the Company by reason of holding an Option, and such shareholder rights will not exist until the certificates evidencing the shares of Common Stock purchased under the Option are properly delivered to such Optionee or his Successor.

5.
Exercise of Option. Each Option shall be exercisable from time to time over a period commencing on the Date of Grant and ending upon the expiration or termination of the Option; provided, however, the Committee may, by the provisions of any Option Agreement, postpone in whole or in part the vesting or exercisability of the Option and limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable. Payment of the Exercise Price for shares of Stock purchased under this Plan shall be made in full and in cash or by certified or cashier’s check made payable to the Company or a combination thereof. In addition, if permitted by the Committee or the terms of the Option Agreement, Participants may elect to pay the Exercise Price by tendering, either through actual delivery of shares of Common Stock or though attestation, shares of Common Stock (valued at Fair Market Value) owned by the Participant, or any combination thereof, equivalent to the Exercise Price. The Committee may permit a Participant to pay the Exercise Price by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Exercise Price and any tax withholding resulting from such exercise. Exercise of an Option shall not be effective until the Company has received written notice of exercise. Such notice must specify the number of whole shares to be purchased and be accompanied by payment in full of the aggregate Exercise Price for the number of shares purchased. The Company shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option.

6.
Nontransferability of Option. Incentive Stock Options awarded under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. Incentive Stock Options may be exercised during the lifetime of the Participant only by the Participant or his guardian or legal representative. If expressly permitted by the terms of the Option agreement, Non-Qualified Options may be transferred by a Participant to Permitted Transferees, provided that there is not any consideration for the transfer. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment, or similar process.

7.
Termination of Employment or Service. Except as provided herein, upon an Optionee’s Termination of Employment or Service his Option privileges shall be limited to the shares which were immediately purchasable by him at the date of such termination, and such Option privileges shall be exercisable by such Optionee for three months after the date of such termination, but not any later than the expiration date of the Option, at which time such Option shall expire. The Committee may, by the terms of the Option Agreement, provide for a longer or shorter period during which the Option may be exercised following Termination of Employment or Service. The granting of an Option to an eligible person does not alter in any way the Company’s existing rights to terminate such person’s employment or service at any time for any reason, nor does it confer upon such person any rights or privileges except as specifically provided for in the Plan.

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8.
Death of Optionee. If an Optionee dies while in the employment or service of the Company, such Optionee’s Option shall remain exercisable by the Optionee’s Successor until the close of the business day on or immediately preceding the first annual anniversary date of the Optionee’s death, or the expiration date, if earlier, at which time such Option shall expire.

9.
Additional Limitations for Incentive Stock Options. Options granted under the Plan may qualify as “incentive stock options” as defined in Section 422 of the Code. Incentive Stock Options shall be awarded only to employees. No Incentive Stock Options shall be granted to any employee if, immediately before the Date of Grant, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (as determined in accordance with the stock attribution rules contained in Section 424(d) of the Code). Provided, the preceding sentence shall not apply if at the time the Option is granted, the Option Price is increased to an amount equal to 110 percent of the Fair Market Value and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted. The aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans qualified under Section 422 of the Code sponsored by the Company or any Affiliate) shall not exceed $100,000.00. If any Options are awarded in excess of this limit, the excess options shall be Non-Qualified Stock Options.

III.  STOCK APPRECIATION RIGHTS

1.
Definition. A Stock Appreciation Right is an Award that may be granted and entitles the holder to receive an amount equal to the difference between the Fair Market Value of the shares of Stock at the time of exercise of the Stock Appreciation Right and the Fair Market Value of Stock on the date of grant, subject to the applicable terms and conditions of the Award Agreement and the following provisions of this Part III.

2.	Eligibility. The Board may, in its discretion, award Stock Appreciation Rights to any Participant.

3.
Exercise. A Stock Appreciation Right may be exercised under the applicable terms and conditions of the Award Agreement. A Stock Appreciation Right shall entitle the holder to receive, upon exercise of the Stock Appreciation Right, shares of Stock (valued at their Fair Market Value at the time of exercise), cash or a combination thereof, in the discretion of the Board, in an amount equal in value to the excess of the Fair Market Value of the shares of Stock subject to the Stock Appreciation Right as of the date of such exercise over the Fair Market Value on the date of grant.

4.
Expiration Date. The “Expiration Date” with respect to a Stock Appreciation Right shall be determined by the Board, and shall be not later than ten years from the date of grant. If the right is not exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in accordance with the Award Agreement.

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IV.  RESTRICTED STOCK

1.
Definition. Restricted Stock awards are grants of Stock to Participants, the vesting of which is subject to a required period of employment or service as a director or consultant, and any other conditions established by the Board.

2.	Eligibility. The Board shall designate the Participants to whom Restricted Stock is to be awarded and the number of shares of Stock that are subject to the award.

3.
Terms and Conditions of Awards. All shares of Restricted Stock awarded to Participants under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Award Agreement.

Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of 10 years or such shorter period as the Board may determine after the time of the award of such stock (the “Restricted Period”). Except for such restrictions, the Participant as owner of such shares shall have all the rights of a stockholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Board, the right to receive all dividends paid on such shares.

The Board may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants.

Except as otherwise determined by the Board in its sole discretion, a Participant whose employment or service with the Company and all Affiliates terminates prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock Award.

Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, at the discretion of the Board, each such certificate may be deposited in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Team, Inc. 2006 Stock Incentive Plan and an agreement entered into between the registered owner and Team, Inc. A copy of such plan and agreement is on file in the office of the Secretary of Team, Inc., [address].

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At the end of the Restricted Period for Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his Successors).

4.
Substitution of Cash. The Board may, in its discretion, substitute cash equal to the Fair Market Value (determined as of the date of distribution) of Stock otherwise required to be distributed to a Participant.

V.  STOCK UNITS AND PERFORMANCE SHARE AWARDS

1.
Definition. A “Stock Unit” Award is the grant of a right to receive shares of Stock or cash in the future. A “Performance Share” Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period. The number of Performance Shares earned, and the value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met.

2.	Eligibility. The Board shall designate the Participants to whom Stock Units or Performance Share Awards are to be awarded, and the number of units or shares to be the subject of such awards.

3.
Terms and Conditions of Awards. For each Participant, the Board will determine the timing of awards; the number of Stock Units or Performance Units awarded; the value of Stock Units and Performance Units, which may be stated either in cash or in shares of Stock; the performance measures used for determining whether the Performance Shares are earned; the performance period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Shares are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period; the number of earned Performance Shares that will be paid in cash and/or shares of Stock; and whether dividend equivalents will be paid on Stock Units, either currently or on a deferred basis.

4.
Payment. The Board will compare the actual performance to the performance measures established for the performance period and determine the number of units to be paid and their value. Payment for Stock Units or Performance Shares earned shall be wholly in cash, wholly in Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Board shall provide. The Board will determine the number of earned Stock Units or Performance Shares to be paid in cash and the number to be paid in Stock. For Stock Units or Performance Shares payable in shares of Stock, one share of Stock will be paid for each share earned, or cash will be paid for each share earned equal to either (a) the Fair Market Value of a share of Stock at the delivery date or the end of the performance period, as applicable, or (b) the Fair Market Value of the Stock averaged for a number of days determined by the Board. For Stock Units or Performance Shares awarded in cash, the value of each share earned will be paid in its initial cash value, or shares of Stock will be distributed based on the cash value of the shares earned divided by (a) the Fair Market Value of a share of Stock at the delivery date or end of the performance period, as applicable, or (b) the Fair Market Value of a share of Stock averaged for a number of days determined by the Board.

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5.
Death or Termination of Employment or Service. A Participant whose employment or service with the Company and Affiliates terminates because of death either (i) during a performance period, or (ii) prior to the delivery date for Stock Units, shall be entitled to the prorated value of earned Performance Shares or Stock Units, at the conclusion of the performance period (or the deferred delivery date) based on the ratio of the months the Participant was employed (or during which he rendered services as a director or consultant) during the period to the total months of the performance period (or from the date of the award of the Stock Units until the deferred delivery date). If the Participant’s employment or service with the Company and Affiliates terminates for any reason other than death (i) during a performance period, or (ii) prior to the delivery date for deferred Stock Units, the Performance Shares or Stock Units will be forfeited on the date his employment or service with the Company and Affiliates terminates. Notwithstanding the foregoing provisions, the Board may determine that the Participant will be entitled to receive all or any portion of the Performance Shares or Stock Units that he would otherwise receive, and may accelerate the determination and payment of the shares or units or make such other adjustments as the Board, in its sole discretion, deems desirable.

VI.  GENERAL PROVISIONS

1.
Adjustments.In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares authorized or outstanding under the Plan, and the Maximum Award Limit. The Committee shall also make adjustments in the event of any distribution of assets to shareholders other than a normal cash dividend. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding Awards, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Participant shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Option price per share. The Company shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Award.

(a)
In the event that the Board shall adopt resolutions recommending the dissolution or liquidation of the Company, any Option or Stock Appreciation Right Awards granted under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days’ written notice of the date so fixed shall be given to each Participant and each such Participant shall have the right during such period to exercise his Option or Right as to all or any part of the shares covered thereby, including shares as to which such Option or Right would not otherwise be exercisable by reason of an insufficient lapse of time.

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(b)
Upon a Change in Control, each outstanding Award shall become 100% vested as of the date of the Change in Control, provided that the Participant’s employment or service has not terminated prior to such date.

In the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization, then

(i)
If there is no plan or agreement respecting the Reorganization (“Reorganization Agreement”) or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the shares under outstanding and unexercised stock options for securities of another corporation, then the Committee shall take such action, and the Options shall terminate; or

(ii)
If there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the shares under outstanding and unexercised stock options and rights for securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised stock options and rights (and shall adjust the shares remaining under the Plan which are then available to be optioned under the Plan, if the Reorganization Agreement makes specific provision therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such stock and such Options and rights.

(c)
The term “Reorganization” as used herein shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization. The provisions hereof shall comply with Section 424(a) of the Code except to the extent the Committee determines otherwise.

(d)	Adjustments and determinations hereunder shall be made by the Committee, whose decisions shall be final, binding, and conclusive.

2.
Restrictions on Issuing Shares. The issuance of Shares under the Plan shall be subject to the condition that if at any time the Company shall determine in its discretion that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Without limiting the foregoing, the Company will not be obligated to sell any Shares hereunder unless the Shares are at the time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. The Participant shall make such investment representations to the Company and shall consent to the imposition of such legends on the stock certificates as are necessary, in the opinion of the Company’s counsel, to secure to the Company an appropriate exemption from applicable securities laws.

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3.
Withholding of Taxes. All Awards and payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Board, through the surrender of shares of Common Stock which the Participant already owns, or to which a Participant is otherwise entitled under the Plan. The Company shall have the right to deduct from all amounts paid in cash in consequence of the exercise of an Option or Stock Appreciation Right or in connection with an award of Restricted Stock or Stock Units and Performance Share Awards under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant is entitled to receive shares of Common Stock pursuant to the exercise of an Option or a Stock Appreciation Right or with respect to an award of Stock Units and Performance Share Awards pursuant to the Plan, the Company shall have the right to require the Participant to pay to the Company the amount of any taxes that the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld. Upon the disposition (within the meaning of Code Section 424(c)) of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of the holding period requirements of Code Section 422(a)(1), the employee shall be required to give notice to the Company of such disposition and the Company shall have the right to require the employee to pay to the Company the amount of any taxes that are required by law to be withheld with respect to such disposition. Upon termination of the Restricted Period with respect to an award of Restricted Stock (or such earlier time, if any, as an election is made by the Participant under Code Section 83(b), or any successor provisions thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant to pay to the Company the amount of taxes that the Company is required to withhold with respect to such shares of Common Stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Common Stock held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Restricted Stock the amount of taxes that the Company is required to withhold with respect to such dividend payments.

4.
Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company’s general funds and used for general corporate purposes.

5.	Amendment, Suspension, and Termination of Plan.

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(a)	The Board shall have complete discretionary authority and power to amend, suspend or terminate the Plan at any time, subject to the following provisions:

(i)	An amendment increasing the number of shares of Common Stock provided in Part I, or the Maximum Award Limit may not be made without shareholder approval.

(ii)	The Board may not, without the Participant’s written consent, modify the terms and conditions of an Award in a manner that impairs any right or obligation previously granted.

(iii)
No amendment, suspension or termination of the Plan shall, without the Participant’s written consent, alter, terminate or impair any right or obligation under any Award previously granted under the Plan.

(b)
Unless previously terminated, the Plan shall terminate with respect to the issuance of any new Awards, and no more Awards may be granted after July 31, 2016. The Plan shall continue in effect with respect to Awards granted before termination of the Plan until such Awards have been settled, terminated, or forfeited.

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